General DataComm Industries, Inc.
                           Consolidated Balance Sheet
                                  Unaudited (1)
                                  May 31, 2002

                                 (In thousands)

                                                                May 31, 2002
                                                                ------------
       ASSETS:
       Current Assets:
             Cash and cash equivalents                                $3,013
             Accounts receivable                                       2,841
             Receivable from sale of divisions
                 Due from sale of divisions                                0
                 Notes receivable                                        267
             Inventories                                               5,472
             Deferred income taxes                                       307
             Other current assets                                      1,162
             Net assets of discontinued operations                       954
                                                                   ---------
                                                                      14,016

        Property, plant and equipment, net                               750
        Land and buildings held for sale                               9,935
        Capitalized software development costs, net                        0
        Other assets                                                       4
        Net assets of discontinued operations                            501
                                                                   ---------
                                               Total Assets          $25,206
                                                                   =========


       LIABILITIES AND STOCKHOLDERS' EQUITY:
       Current liabilities:
             Revolving credit loan                                  $     56
             Notes payable                                            30,562
             Mortgages payable on buildings held for sale              9,114
             Accounts payable, trade                                  22,124
             Accrued payroll and payroll-related costs                 2,863
             Deferred income                                               0
             Accrued expenses and other current liab.                 16,996 (2)
                                                                   ---------
                                                                      81,715

       7 3/4% Convertible debentures                                   3,000
       Other long-term debt                                                0
       Deferred income taxes                                             448
       Other liabilities                                                 920
                                                                   ---------
                                          Total Liabilities           86,083

       Redeemable 5% Preferred Stock                                   3,043

       Stockholders' equity:
             Preferred stock                                             788
             Common stock                                              3,328
             Paid-in-capital                                         191,313
             Accumulated deficit                                    (257,910)
             Foreign currency translation adjustment                       0
              Less: Treasury stock                                    (1,439)
                                                                   ----------
                                                                     (63,920)
                                                                   ----------
                 Total Liabilities and Stockholders' Equity          $25,206
                                                                   ==========

_______________________
       (1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

       (2) Excludes potential accrued interest of $415,000 on secured debt that may not be payable.

                                General DataComm Industries, Inc.
                                     Statement Of Operations
                                             Unaudited (1)
                               One Fiscal Month Ended May 31, 2002

                                                              Fiscal May 2002
                                                               ($ in 000's)
                                                             ----------------


           Sales                                                 $2,047
           Cost of sales                                          1,040
                                                               -----------
           Gross Margin                                           1,007

           Operating Expenses:
                 SG & A                                             854
                 R & D                                              257
                                                               -----------
                                                                  1,111
           Other operating income                                     -
                                                               -----------
           Operating income (loss)                                 (104)

           Other Income/(Expense):
                 Interest expense, net                              (85) (2)
                 Gain (loss) on sale of divisions                     -
                 Other, net                                           4
                                                               -----------
                                                                    (81)

           Income(loss) from continuing operations,
              before income taxes                                  (185)

           Income tax provision                                      13
                                                               -----------
           Net income(loss) from continuing operations             (198)

           Discontinued Operations:
                 Income (loss) from discontinued
                    operations, net of income taxes                  -

                 Gain on sale of discontinued operations,
                    net of income taxes                              -
                                                               ------------
           Net income (loss)                                      ($198)
                                                               ============


    ----------------------
           (1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

           (2) Excludes potential accrued interest of $415,000 on secured debt that may not be payable.

                        General DataComm Industries, Inc.
                      Consolidated Statement Of Cash Flows
                          One Month Ended May 31, 2002
                                 (Unaudited) (1)


                                                   Increase (Decrease) in Cash
In thousands                                           and Cash Equivalents
------------------------------------------------------------------------------
           Cash flows from operating activities:
             Net loss                                              ($198)
             Adjustments to reconcile net loss to net cash
               used in operating activities:
                     Depreciation and amortization                    93
                     Changes in:
                         Note receivable for sale of Mexico assets   267
                         Accounts receivable                         500
                         Inventories                                  67
                         Accounts payable and accrued expenses       (47) (2)
                         Other net current assets                     19
                         Other net long-term assets                    0
           -----------------------------------------------------------------
           Net cash provided by operating activities                 701
           -----------------------------------------------------------------

           Cash flows from investing activities:
                 Acquisition of property, plant and equipment, net     0
           -----------------------------------------------------------------
           Net cash used in investing activities                       0
           -----------------------------------------------------------------
           Cash flows from financing activities:
                 Revolver borrowings (repayments), net               (43)
                 Proceeds from notes and mortgages                   398
                 Principal payments on notes and mortgages          (619)
                 Proceeds from issuing common stock                    0
                 Payment of preferred stock dividends                  0
           -----------------------------------------------------------------
           Net cash provided by financing activities                (264)
           -----------------------------------------------------------------
           Net increase in cash and cash equivalents                 437
           Cash and cash equivalents at beginning of period        2,576
           -----------------------------------------------------------------
           Cash and cash equivalents at end of period             $3,013
           =================================================================

           (1) Subject to change after a detailed review of recorded liabilities, and the impact of the three division sales and the Chapter 11 bankruptcy filing on such recorded liabilities as of September 30, 2001 and on audit adjustments.

           (2) Excludes potential accrued interest of $415,000 on secured debt that may not be payable.